United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 31, 2026

Date of Report (Date of earliest event reported)

FG Imperii Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43056	98-1884449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 S. Walnut Street, Unit 1A Itasca, IL	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 791 6817

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	FGII	The Nasdaq Stock Market LLC
Warrants	FGII.W	The Nasdaq Stock Market LLC
Units	FGII.U	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On October 31, 2026, (i) FG Imperii Acquisition Corp., a Cayman Islands exempted company limited by shares, with registration number 425824 (which shall transfer by way of continuation out of the Cayman Islands and domesticate as a Texas corporation prior to the Closing) (the “Purchaser” or “FG Imperii”), (ii) FGII Merger Sub I Inc., a Delaware corporation and a wholly-owned subsidiary of the Purchaser (“Merger Sub I”), (iii) FGII Merger Sub II LLC, a Texas limited liability company and a wholly-owned subsidiary of the Purchaser (“Merger Sub II”) and (iv) tZERO Group, Inc., a Delaware corporation (the “Company” or “tZERO”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Purchaser, Merger Sub I, Merger Sub II and the Company are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.” The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination” or the “Transactions.” Capitalized terms used but not defined herein have the meanings given to them in the Merger Agreement.

The Merger Agreement provides for a two-step merger transaction (the “Mergers”), preceded by the Continuation (as defined below). First, at least one (1) Business Day prior to the First Effective Time, and subject to receipt of the Required Purchaser Shareholder Approval, the Purchaser intends to effect a continuation, whereby the Purchaser shall de-register from the Register of Companies in the Cayman Islands and transfer by way of continuation out of the Cayman Islands and into the State of Texas so as to migrate and domesticate as a Texas corporation (the “Continuation”) in accordance with the applicable provisions of the Texas Business Organizations Code (“BOC”) and Part 12 of the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”).

Second, at least one (1) Business Day after the completion of the Continuation, or on a later date as agreed by the Parties, and upon the terms and subject to the conditions of the Merger Agreement and in accordance with the Delaware General Corporation Law (as amended, the “DGCL”) and the BOC, as applicable, the Parties intend to (i) at the First Effective Time, effect the merger of Merger Sub I with and into the Company, with the Company continuing as the Initial Surviving Corporation (the “First Company Merger”), as a result of which all of the issued and outstanding capital stock of the Company immediately prior to the First Effective Time shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right for each Company Stockholder to receive a number of Closing Payment Shares equal to the Exchange Ratio, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL, and (ii) immediately following the First Company Merger, effect the merger of the Initial Surviving Corporation with and into Merger Sub II, which shall be classified as an entity disregarded as separate from the Purchaser for U.S. federal income tax purposes, with Merger Sub II continuing as the Surviving Company (the “Second Company Merger” and together with the First Company Merger, the “Company Mergers”), as a result of which all of the issued and outstanding capital stock of the Initial Surviving Corporation immediately prior to the Second Effective Time shall no longer be outstanding and shall thereupon be converted into and become one membership interest in the Surviving Company and such membership interest shall constitute the only outstanding equity of the Surviving Company as of immediately following the Second Effective Time.

Merger Consideration

The aggregate consideration to be paid to the Company Security Holders and the holders of Company Exit Plan Awards in connection with the First Company Merger is a number of shares of Purchaser Class A Common Stock with an aggregate value equal to $325,000,000 (the “Merger Consideration”), with each share of Purchaser Class A Common Stock valued at $10.00. At the First Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the First Effective Time (including shares issued upon the conversion of the Company Preferred Stock, the settlement of Company RSUs and the conversion of certain Company Convertible Notes, but excluding Dissenting Shares) will be cancelled and converted into the right to receive a number of shares of Purchaser Class A Common Stock equal to the Exchange Ratio, plus the right to receive a portion of the Company Earn-out Shares described below, if, as and when earned, in each case as allocated in the Closing Consideration Spreadsheet to be delivered by the Company prior to the closing.

In addition, at the closing, the Purchaser will issue an aggregate of 2,500,000 shares of Purchaser Class A Common Stock (the “Company Earn-out Shares”) to an escrow agent, to be released to the persons who received closing share consideration upon the achievement of the following milestones: (i) 1,250,000 Company Earn-out Shares upon the earlier of (A) approval by the Commodity Futures Trading Commission (the “CFTC”) of the Company’s pending designated contract market and derivatives clearing organization applications, or the commercial launch of regulated crypto derivatives or event-contract trading by the Company’s CFTC-registered introducing broker, or (B) the execution of a qualifying license, collaboration or partnership agreement covering the Company’s derivatives or clearing platform, in each case during the four-year period following the closing; and (ii) 1,250,000 Company Earn-out Shares upon the Company achieving positive aggregate Adjusted EBITDA for two separate periods of three consecutive calendar months during the twelve-month period following the closing. If the first milestone is achieved prior to the closing, the corresponding Company Earn-out Shares will be issued directly to the recipients at the closing rather than deposited in escrow. Any Company Earn-out Shares that are not earned during the applicable earn-out period will be returned to the Purchaser and cancelled. If the Purchaser consummates a change of control transaction during the applicable earn-out period, all Company Earn-out Shares that have not yet been earned will be deemed earned and released immediately prior to the consummation of such transaction.

Representations, Warranties, and Covenants

The Merger Agreement contains customary representations and warranties by each of the Company, the Purchaser, Merger Sub I and Merger Sub II, as well as covenants regarding the conduct of their respective businesses prior to the closing of the transaction, efforts to obtain required approvals, and other matters. The representations and warranties in the Merger Agreement will not survive the closing of the transaction.

Closing Conditions

The closing of the Mergers is subject to customary closing conditions, including, among others, approval of the transaction by the stockholders of the Company and the shareholders of FG Imperii, effectiveness of a registration statement on Form S-4 to be filed by FG Imperii with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the transaction, expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act, accuracy of representations and warranties, approval of the Purchaser Class A Common Stock and the Domesticated Purchaser Public Warrants for listing on Nasdaq, the NYSE or NYSE American, subject to official notice of issuance, absence of any law or order prohibiting the consummation of the transaction, and other conditions as set forth in the Merger Agreement.

Termination Provisions

The Merger Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the closing under certain specified circumstances. Either the Company or FG Imperii may terminate the agreement by written notice if the conditions to closing have not been satisfied or waived on or before March 15, 2027 (the “Outside Date”), provided that the right to terminate on this basis is not available to any party whose (or whose affiliates’) breach of the agreement was the cause of, or resulted in, the failure of the closing to occur by such date. Termination is also permitted by mutual written consent of the parties, or by either party if a governmental authority issues an order or takes other action permanently restraining, enjoining or otherwise prohibiting the transaction that has become final and non-appealable, so long as the failure of the terminating party or its affiliates to comply with the agreement was not a substantial cause of such action.

Additional termination rights include the ability for either party to terminate if the required approval of the shareholders of FG Imperii is not obtained at its extraordinary general meeting, and the ability for FG Imperii to terminate if the Company does not deliver the written consents of its stockholders constituting the required approval by the applicable deadline. The agreement may also be terminated by one party if the other party has committed a material breach of its representations, warranties, or covenants that would prevent the satisfaction of closing conditions and such breach is incapable of being cured or is not cured within twenty (20) days (or any shorter period remaining before the Outside Date) after notice of such breach, provided that the terminating party is not then in material uncured breach, or by FG Imperii if a material adverse effect on the Company occurs and is not cured by the Outside Date. Upon termination, the agreement becomes void and has no further effect, except for certain provisions that expressly survive, and subject to liability for any willful breach of any covenant or obligation or any fraud claim. Each party is responsible for its own fees and expenses incurred in connection with the agreement and the contemplated transactions, except as otherwise provided.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Related Agreements

In connection with the execution of the Merger Agreement, FG Imperii Investors LLC, a Nevada limited liability company, the sponsor of FG Imperii, entered into a support agreement pursuant to which it agreed to vote its shares of FG Imperii in favor of the transaction and take certain other actions in support of the Mergers (the “Sponsor Support Agreement”). Certain stockholders of the Company entered into a support agreement pursuant to which they agreed to vote their shares of the Company in favor of the transaction and take certain other actions in support of the Mergers (the “Company Stockholder Support Agreement”). At the Closing, the Company and FG Imperii will enter into a lock-up agreement with certain Company stockholders (the “Lock-Up Agreement”), restricting the transfer of certain shares for specified periods following the Closing. At the Closing, FG Imperii will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) with certain existing shareholders of FG Imperii with respect to the securities of FG Imperii they own at the Closing. The Amended and Restated Registration Rights Agreement will provide certain demand registration rights and piggyback registration rights to such holders, subject to underwriter cutbacks and issuer blackout periods. FG Imperii will agree to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement. The Company and FG Imperii previously entered into a confidentiality and non-disclosure agreement in connection with the transaction.

The foregoing description of the Sponsor Support Agreement, the Company Stockholder Support Agreement, the Lock-Up Agreement, and the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, Company Stockholder Support Agreement, Form of Lock-Up Agreement, and Form of Amended and Restated Registration Rights Agreement, respectively, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 2, 2026, the Company and FG Imperii issued a press release (the “Press Release”) announcing the Transactions. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation, dated October 2026.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibits 99.1 and 99.2.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “8-K”) includes “forward-looking statements”. All statements contained in this 8-K that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding tZERO’s and FG Imperii’s expectations concerning the outlook for tZERO’s business, financial performance, business strategy, technology, research and development, regulatory approvals, potential market opportunity, anticipated trends in tZERO’s business, timing and likelihood of success, plans and objectives of management for future operations, the successful consummation and potential benefits of the proposed business combination, and expectations related to the terms and timing of the proposed business combination.

These forward-looking statements are based on information available as of the date of this 8-K and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing tZERO’s or FG Imperii’s views as of any subsequent date, and neither tZERO nor FG Imperii undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of FG Imperii’s securities; the amount of redemption requests made by FG Imperii’s public shareholders and the failure to satisfy the conditions to the consummation of the proposed business combination, including the failure of FG Imperii’s shareholders or tZERO’s shareholders to approve the proposed business combination; risks related to the scaling of tZERO’s business and the timing of expected business milestones; the ability to meet stock exchange listing standards in connection with the consummation of the proposed business combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings that may be initiated following announcement of the proposed business combination; the combined company’s continued listing on NYSE American; the risk that the proposed transaction disrupts current plans and operations of tZERO as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and partners and retain its management and key employees; costs related to the proposed business combination; risks associated with changes in laws or regulations applicable to tZERO’s products and services; the possibility that the combined company may be adversely affected by other economic, geopolitical, business and/or competitive factors; the ability of tZERO or the combined company to raise capital in the future; and other risks and uncertainties that will be detailed in the Proxy Statement/Prospectus (as defined below) and as indicated from time to time in FG Imperii’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

tZERO and FG Imperii caution that the foregoing list of factors is not exclusive. tZERO and FG Imperii caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Forward-looking statements are not guarantees of future performance. Neither tZERO nor FG Imperii gives any assurance that either tZERO or FG Imperii will achieve its expectations. The inclusion of any statement in this 8-K does not constitute an admission by tZERO or FG Imperii or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

In connection with the proposed business combination, FG Imperii and tZERO intend to file with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which will include a preliminary proxy statement of FG Imperii and a preliminary prospectus relating to the securities to be issued in connection with the proposed business combination (the “Proxy Statement/Prospectus”). After the Registration Statement is declared effective, FG Imperii plans to mail a definitive Proxy Statement/Prospectus to its shareholders as of a record date to be established for voting on the proposed business combination. FG Imperii will also file other documents regarding the proposed business combination with the SEC. This 8-K is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other document that tZERO or FG Imperii may file with the SEC or send to their respective shareholders in connection with the proposed business combination.

This 8-K does not contain all of the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF FG IMPERII AND TZERO ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TZERO, FG IMPERII, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS.

INVESTORS AND SECURITYHOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY TZERO AND FG IMPERII THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. IN ADDITION, THE DOCUMENTS FILED BY FG IMPERII MAY BE OBTAINED BY WRITTEN REQUEST TO FG IMPERII AT 104 S. WALNUT STREET, UNIT 1A, ITASCA, IL 60143, AND THE DOCUMENTS FILED BY TZERO MAY BE OBTAINED BY WRITTEN REQUEST TO TZERO AT 10 WEST BROADWAY, SUITE 700, SALT LAKE CITY, UT 84101.

Participants in the Solicitation

FG Imperii, tZERO and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from FG Imperii’s shareholders in connection with the proposed business combination. INFORMATION ABOUT FG IMPERII’S DIRECTORS AND EXECUTIVE OFFICERS AND THEIR OWNERSHIP OF FG IMPERII’S SECURITIES IS SET FORTH IN FG IMPERII’S FILINGS WITH THE SEC. A LIST OF THE NAMES OF TZERO’S DIRECTORS AND EXECUTIVE OFFICERS AND INFORMATION REGARDING THEIR INTERESTS IN THE PROPOSED BUSINESS COMBINATION WILL BE INCLUDED IN THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF THOSE PERSONS AND OTHER PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE PROPOSED BUSINESS COMBINATION MAY BE OBTAINED BY READING THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION WHEN AVAILABLE. Investors and securityholders should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This 8-K shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of FG Imperii, tZERO or the combined company resulting from the proposed business combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law. Distribution of this 8-K is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in which such distribution or use would be contrary to local law or regulation.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of October 31, 2026, by and among FG Imperii Acquisition Corp., FGII Merger Sub I Inc., FGII Merger Sub II LLC and tZERO Group, Inc.
10.1	Sponsor Support Agreement, dated as of October 31, 2026.
10.2	Company Stockholder Support Agreement, dated as of October 31, 2026.
10.3	Form of Lock-Up Agreement
10.4	Form of Amended and Restated Registration Rights Agreement
99.1	Press Release, dated November 2, 2026.
99.2	Investor Presentation, dated October 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2026

FG IMPERII ACQUISITION CORP.

By:	/s/ Hassan R. Baqar
Name:	Hassan R. Baqar
Title:	Chief Financial Officer